UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: January 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

AB Institutional Funds, Inc.

Global Real Estate Investment Fund II

Portfolio of Investments

January 31, 2017 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS - 97.5%
Real Estate - 93.9%
Diversified Real Estate Activities - 9.1%
City Developments Ltd.	470,400	$3,087,698
LendLease Group	322,700	3,450,696
Mitsubishi Estate Co., Ltd.	116,000	2,207,935
Mitsui Fudosan Co., Ltd.	383,000	8,842,393
Sumitomo Realty & Development Co., Ltd.	208,000	5,626,741
UOL Group Ltd.	38,048	172,322
Wharf Holdings Ltd. (The)	842,000	6,313,556

		29,701,341

Diversified REITs - 12.6%
Armada Hoffler Properties, Inc.	181,280	2,498,038
Empire State Realty Trust, Inc.-Class A	204,750	4,195,328
Gecina SA	16,240	2,094,193
GPT Group (The)	887,790	3,152,724
Gramercy Property Trust	158,586	4,177,155
H&R Real Estate Investment Trust	130,630	2,264,755
Hankyu Reit, Inc.	762	1,046,906
Hulic Reit, Inc.	1,404	2,437,746
ICADE	39,025	2,766,662
Kenedix Office Investment Corp.-Class A	402	2,372,612
Liberty Property Trust	96,770	3,715,000
Merlin Properties Socimi SA	330,002	3,696,401
Premier Investment Corp.	1,400	1,630,737
Spirit Realty Capital, Inc.	264,990	2,787,695
Washington Real Estate Investment Trust	70,920	2,230,434

		41,066,386

Health Care REITs - 3.3%
Assura PLC	1,139,053	743,728
HCP, Inc.	43,300	1,312,856
Healthcare Realty Trust, Inc.	64,243	1,940,781
Ventas, Inc.	111,570	6,880,522

		10,877,887

Hotel & Resort REITs - 3.1%
Apple Hospitality REIT, Inc.	160,660	3,216,414
DiamondRock Hospitality Co.	263,600	2,970,772
Park Hotels & Resorts, Inc.	70,380	1,910,113
Summit Hotel Properties, Inc.	126,340	1,999,962

		10,097,261

Industrial REITs - 7.2%
DCT Industrial Trust, Inc.	37,521	1,676,813
Goodman Group	656,710	3,448,587
LaSalle Logiport REIT	1,671	1,592,119
Mapletree Logistics Trust	4,747,200	3,542,482
Monmouth Real Estate Investment Corp.-Class A	163,970	2,393,962
Prologis, Inc.	62,180	3,037,493
Pure Industrial Real Estate Trust	402,440	1,759,757
Rexford Industrial Realty, Inc.	152,880	3,471,905
Segro PLC	444,520	2,582,214

		23,505,332

Office REITs - 13.7%
Alexandria Real Estate Equities, Inc.	37,710	4,179,022

Company	Shares	U.S. $ Value
Allied Properties Real Estate Investment Trust	85,128	$2,217,744
alstria office REIT-AG (a)	171,582	2,146,173
Axiare Patrimonio SOCIMI SA	139,140	2,027,722
Boston Properties, Inc.	66,214	8,667,413
Brandywine Realty Trust	181,705	2,925,450
Columbia Property Trust, Inc.	112,361	2,500,032
Concentradora Hipotecaria SAPI de CV	1,086,000	1,149,352
Corporate Office Properties Trust	104,540	3,326,463
Derwent London PLC	96,320	2,996,411
Hudson Pacific Properties, Inc.	127,570	4,517,254
Investa Office Fund	642,824	2,193,453
MCUBS MidCity Investment Corp.	434	1,380,496
Parkway, Inc. (a)	78,650	1,674,458
Workspace Group PLC	312,060	2,963,913

		44,865,356

Real Estate Development - 1.8%
Cheung Kong Property Holdings Ltd.	835,500	5,491,640
Kaisa Group Holdings Ltd. (a)(b)(c)	4,266,000	274,910

		5,766,550

Real Estate Operating Companies - 7.3%
CA Immobilien Anlagen AG (a)	153,700	3,028,028
Entra ASA (d)	41,337	445,843
Fabege AB	183,570	3,125,847
Hongkong Land Holdings Ltd.	511,300	3,453,183
Inmobiliaria Colonial SA	253,696	1,864,829
Kungsleden AB	283,260	1,825,141
Parque Arauco SA	398,626	968,024
TLG Immobilien AG	49,600	942,651
UNITE Group PLC (The)	366,130	2,702,516
Vonovia SE	167,573	5,490,175

		23,846,237

Residential REITs - 9.8%
AvalonBay Communities, Inc.	53,620	9,292,882
Education Realty Trust, Inc.	102,910	4,138,011
Independence Realty Trust, Inc.	277,190	2,558,464
Japan Rental Housing Investments, Inc.	2,616	1,913,956
Kenedix Residential Investment Corp.	597	1,657,471
Killam Apartment Real Estate Investment Trust	205,840	1,920,382
Mid-America Apartment Communities, Inc.	62,730	5,956,214
Sun Communities, Inc.	58,438	4,602,577

		32,039,957

Retail REITs - 19.5%
Brixmor Property Group, Inc.	209,280	5,049,926
Federal Realty Investment Trust	17,578	2,468,479
Frontier Real Estate Investment Corp.	422	1,921,656
Fukuoka REIT Corp.	1,112	1,784,558
Klepierre	105,494	4,005,958
Link REIT	1,290,860	8,821,194
Mercialys SA	128,780	2,520,396
National Retail Properties, Inc.	114,470	4,990,892
Ramco-Gershenson Properties Trust	164,999	2,682,884
Realty Income Corp.	115,090	6,862,817
Scentre Group	968,201	3,230,801

Company	Shares	U.S. $ Value
Simon Property Group, Inc.	77,430	$14,229,311
Taubman Centers, Inc.	58,330	4,132,097
Urban Edge Properties	33,456	935,764

		63,636,733

Specialized REITs - 6.5%
Big Yellow Group PLC	120,615	1,042,366
Digital Realty Trust, Inc. (e)	45,800	4,929,454
Equinix, Inc.	5,980	2,302,180
Extra Space Storage, Inc.	62,270	4,486,554
National Storage Affiliates Trust	231,400	5,148,650
Public Storage	15,000	3,225,000

		21,134,204

		306,537,244

Transportation - 1.6%
Highways & Railtracks - 1.0%
Transurban Group	420,890	3,256,887

Railroads - 0.6%
East Japan Railway Co.	21,600	1,956,033

		5,212,920

Materials - 1.0%
Construction Materials - 1.0%
Buzzi Unicem SpA	69,590	1,715,939
Fletcher Building Ltd.	213,580	1,645,508

		3,361,447

Media - 0.5%
Movies & Entertainment - 0.5%
Regal Entertainment Group-Class A	75,680	1,714,909

Diversified Financials - 0.5%
Mortgage REITs - 0.5%
Blackstone Mortgage Trust, Inc.-Class A	53,060	1,617,799

Total Common Stocks (cost $301,070,102)		318,444,319

SHORT-TERM INVESTMENTS - 0.7%
Investment Companies - 0.7%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 0.41% (f)(g) (cost $2,322,226)	2,322,226	2,322,226

Total Investments Before Security Lending Collateral - 98.2% (cost $303,392,328)		320,766,545

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED - 1.5%
Investment Companies - 1.5%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 0.41% (f)(g) (cost $4,980,750)	4,980,750	4,980,750

Total Investments - 99.7% (cost $308,373,078) (h)		325,747,295
Other assets less liabilities - 0.3%		826,988

Net Assets - 100.0%		$326,574,283

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	1,499	USD	1,128	2/16/17	$(24,512)
Barclays Bank PLC	AUD	2,222	USD	1,682	2/16/17	(2,408)
Barclays Bank PLC	SEK	20,918	USD	2,278	2/16/17	(115,069)
Barclays Bank PLC	USD	1,484	SEK	13,111	2/16/17	16,131
BNP Paribas SA	USD	1,098	CAD	1,460	5/16/17	25,612
Citibank, NA	AUD	2,278	USD	1,749	2/16/17	21,820
Citibank, NA	AUD	2,154	USD	1,589	2/16/17	(44,326)
Citibank, NA	USD	5,530	JPY	567,299	2/16/17	(504,049)
Citibank, NA	JPY	189,959	USD	1,681	5/16/17	(8,891)
Credit Suisse International	JPY	566,531	USD	5,124	2/16/17	104,775
Goldman Sachs Bank USA	USD	807	GBP	649	2/16/17	9,218
Goldman Sachs Bank USA	USD	2,256	JPY	234,832	2/16/17	(175,284)
HSBC Bank USA	CHF	1,399	USD	1,440	2/16/17	25,486
HSBC Bank USA	JPY	235,600	USD	2,076	2/16/17	(11,401)
HSBC Bank USA	MXN	34,997	USD	1,859	2/16/17	184,010
JPMorgan Chase Bank, NA	USD	1,477	CHF	1,441	2/16/17	(19,896)
Morgan Stanley & Co., Inc.	EUR	3,921	USD	4,346	2/16/17	110,994
Morgan Stanley & Co., Inc.	GBP	934	USD	1,158	2/16/17	(16,970)
Morgan Stanley & Co., Inc.	NZD	1,854	USD	1,312	2/16/17	(47,883)
Morgan Stanley & Co., Inc.	USD	1,305	AUD	1,754	2/16/17	24,944
Northern Trust Co.	USD	4,345	CAD	5,786	2/16/17	101,932
Royal Bank of Scotland PLC	NOK	29,440	USD	3,384	2/16/17	(185,462)
Royal Bank of Scotland PLC	USD	2,878	EUR	2,672	2/16/17	7,578
Standard Chartered Bank	USD	1,160	GBP	934	2/16/17	15,448
State Street Bank & Trust Co.	CAD	4,287	USD	3,207	2/16/17	(87,920)
State Street Bank & Trust Co.	CHF	42	USD	43	2/16/17	698
State Street Bank & Trust Co.	USD	3,542	AUD	4,900	2/16/17	172,669
State Street Bank & Trust Co.	USD	390	MXN	8,080	2/16/17	(3,034)
State Street Bank & Trust Co.	USD	204	MXN	4,300	2/16/17	1,456
State Street Bank & Trust Co.	USD	3,571	NOK	29,440	2/16/17	(857)

						$(425,191)

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the market value of this security amounted to $445,843 or 0.1% of net assets.
(e)	Represents entire or partial securities out on loan.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(h)	As of January 31, 2017, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $27,712,545 and gross unrealized depreciation of investments was $(10,338,328), resulting in net unrealized appreciation of $17,374,217.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

Currency Abbreviations:

AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	Great British Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
USD	-	United States Dollar

Glossary:

REIT	-	Real Estate Investment Trust

COUNTRY BREAKDOWN*

January 31, 2017 (unaudited)

52.9%	United States
11.3%	Japan
7.5%	Hong Kong
5.8%	Australia
4.1%	United Kingdom
3.6%	France
2.7%	Germany
2.6%	Canada
2.4%	Spain
2.1%	Singapore
1.5%	Sweden
0.9%	Austria
0.5%	Italy
1.4%	Other
0.7%	Short-Term

100.0%	Total Investments

*	All data are as of January 31, 2017. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.5% or less in the following countries: Chile, China, Mexico, New Zealand and Norway.

AB Institutional Funds, Inc.

Global Real Estate Investment Fund II

January 31, 2017 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2017:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Real Estate	$185,774,094		$120,488,240		$274,910		$306,537,244
Transportation	– 0	–	5,212,920		– 0	–	5,212,920
Materials	– 0	–	3,361,447		– 0	–	3,361,447
Media	1,714,909		– 0	–	– 0	–	1,714,909
Diversified Financials	1,617,799		– 0	–	– 0	–	1,617,799
Short-Term Investments	2,322,226		– 0	–	– 0	–	2,322,226
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,980,750		– 0	–	– 0	–	4,980,750

Total Investments in Securities	196,409,778		129,062,607	(a)	274,910		325,747,295
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	822,771		– 0	–	822,771
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,247,962)		– 0	–	(1,247,962)

Total(c)(d)	$196,409,778		$128,637,416		$274,910		$325,322,104

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.
(c)	There were deminimis transfers from Level 1 to Level 2 during the reporting period.
(d)	An amount of $9,283,917 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Real Estate		Total
Balance as of 10/31/16	$775,581		$775,581
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(500,671)		(500,671)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 1/31/17	$274,910		$274,910

Net change in unrealized appreciation/depreciation from investments held as of 1/31/17	$(500,671)		$(500,671)

The Adviser established the Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

A summary of the Fund’s transactions in shares of the AB Fixed Income Shares, Inc.-Government Money Market Portfolio for the three months ended January 31, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 1/31/17 (000)	Dividend Income (000)
$1,192	$38,399	$37,269	$2,322	$2

A summary of the Fund’s transactions investments of cash collateral for securities loaned transactions is as follows:

			AB Fixed Income Shares, Inc.-Government Money Market Portfolio
Market Value 10/31/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 1/31/17 (000)	Dividend Income (000)
$	– 0	–	$8,587	$3,606	$4,981	$	– 0	–

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 27, 2017